Exhibit 15.2 CONSENT OF QUALIFIED PERSON Re: Annual Report on Form 20-F of ArcelorMittal I, Melanie Bolduc, an employee of ArcelorMittal, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"): a) certify that I have supervised and validated the preparation of the mineral resources estimate of ArcelorMittal Mining Canada G.P. b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and mineral resource estimates for ArcelorMittal Mining Canada G.P. and c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto). Melanie Bolduc is responsible for authoring, and this consent pertains to, mineral resources estimate of ArcelorMittal Mining Canada G.P. certify that I have read the 2021 20-F and that it fairly and accurately represents the mineral resources for each property for which I am responsible. Dated: February 28, 2022 /s/Melanie Bolduc Melanie Bolduc, General Manager, Long Term Planning and Technical Services, ArcelorMittal Mining Canada G.P. P.Eng.

CONSENT OF QUALIFIED PERSON Re: Annual Report on Form 20 -F of ArcelorMittal I, Celso Reis, an employee of ArcelorMittal, in connection with ArcelorMittal' s Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"): a) certify that I have supervised and validated the preparation of the mineral reserves estimates of ArcelorMittal Mining Canada G.P. b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and mineral reserves estimates for ArcelorMittal Mining Canada G.P. and c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto). Celso Reis is responsible for authoring, and this consent pertains to, mineral reserves estimates of ArcelorMittal Mining Canada G.P. certify that I have read the 2021 20-F and that it fairly and accurately represents the mineral reserves for each property for which I am responsible. Dated: February 28, 2022 /s/Celso Reis Celso Reis, Principal Long-term Mine Planner, ArcelorMittal Mining Canada G.P. MAusIMM (CP)